EXHIBIT 10.9

                           SPEEDWAY MOTORSPORTS, INC.
                             1994 STOCK OPTION PLAN
                              AMENDED AND RESTATED
                                  MAY 5, 1998

         1. PURPOSE OF PLAN. The purpose of the Plan which shall be known as the Speedway Motorsports, Inc. 1994 Stock Option Plan and is hereinafter referred to as the "Plan", are (i) to provide incentives for key employees, directors, consultants and other individuals providing services to Speedway Motorsports, Inc. (the "Company") and its subsidiaries (within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), each of which is referred to herein as a "Subsidiary") by encouraging their ownership of the common stock, $0.01 par value, of the Company (the "Stock") and (ii) to aid the Company in retaining such key employees, directors, consultants and other individuals upon whose efforts the Company's success and future growth depends, and attracting other such employees, directors, consultants and other individuals.

         2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors, as hereinafter provided. For purposes of administration, the Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, to make such determinations and interpretations, and to take such other administrative actions, as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including Optionees and their legal representatives and beneficiaries. Notwithstanding the foregoing, in the event that there is no Compensation Committee, then the powers to be exercised by the Compensation Committee hereunder shall be exercised by the Board of Directors.

         The Committee shall be appointed from time to time by the Board of Directors and shall consist of not fewer that two of its members. No member of the Board of Directors who serves on the Committee shall be eligible to participate in the Plan. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to his service on the Committee, if he acts in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the Company.

3. STOCK AVAILABLE FOR OPTIONS. There shall be available for options under the Plan a total of 3,000,000 shares of Stock, subject to any adjustments which may be made pursuant to Section 5(f) hereof. Shares of Stock used for purposes of the Plan may be either authorized and unissued shares, or previously issued shares held in treasury of the, Company, or both. Shares of Stock covered by options which have terminated or expired prior to exercise or

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which have been tendered as payment upon exercise of other options pursuant to
Section 5(c), shall be available for further option grants hereunder.

         4. ELIGIBILITY. Options- under the Plan may be granted to key employees of the Company or any Subsidiary, including officers or directors of the Company or any Subsidiary, and to directors, consultants and other individuals providing services to the Company or any Subsidiary. Options may be granted to eligible employees whether or not they hold or have held options previously granted under the Plan or otherwise granted or assumed by the Company. In selecting employees for options, the Committee may take into consideration any factors it may deem relevant, including its estimate of the employee's present and potential contributions to the success of the Company and its Subsidiaries. Service as a director, officer or consultant of or to the Com any or Subsidiary shall be considered employment for purposes of the Plan (and the period of such service shall be considered the period of employment for purposes of Section 5(d) of the
Plan); provided, however, that incentive stock option; may be granted under the Plan only to an individual who is an 'employee" (as such term is used in Section 422 of the Code) of the Company or any Subsidiary.

         5. TERMS AND CONDITIONS OF OPTIONS. The Committee shall, in its discretion, prescribe the terms and conditions of the options to be granted hereunder. which terms and conditions need not be the same in each case, subject to the following:

                  (a) OPTION PRICE. The price at which each share of Stock covered by an incentive option granted under the Plan may be purchased shall not be less than the market value per share of Stock on the date of grant of the option. In the case of any option intended to be an incentive stock option granted to an individual owning (directly or by attribution as provided in Section 424(d) of the Code), on the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (which individual shall hereinafter be referred to as a " 10 % Stockholder"), the price at which each share of Stock covered by the option my be purchased shall not be less than I IO % of the market value per share of Stock on the date of grant of the option. ne date of the grant of an option shall be the date specified by the Committee in its grant of the option. The price at which each share of Stock covered by an option granted under the Plan (but not as an incentive option) may be purchased shall be the price determined by the Committee, in its absolute discretion, to be suitable to attain the purposes of this Plan.

                  (b) OPTION PERIOD. The period for exercise of an option shall in no event be more than ten years from the date of grant, or in the case of an option intended to be an incentive stock option granted to a IO % Stockholder, more than five years from the date of grant. Options may, in the discretion of the Committee, be made exercisable in installments during the option period. Any shares not purchased on any applicable installment date may be purchased thereafter at any time before the expiration of the option period.

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                  (c) EXERCISE OF OPTIONS. In order to exercise an option, the
Optionee shall deliver to the Company written notice specifying the number of shares of Stock to be purchased, together with cash or a certified or bank cashier's check payable to the order of the Company in the full amount of the purchase price therefor; provided that, for the purpose of assisting an Optionee to exercise an option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Board of Directors may authorize; and provided further that such purchase price may be paid in shares of Stock, or in nonstatutory options granted under. the Plan (provided, however, that the purchase price of stock, acquired under an incentive stock option may not be paid in options), in either case owned by the Optionee and having a market value on the date of exercise not less than the aggregate purchase price, or in any combination of cash, Stock and such options. For purposes of this Section 5(c), the market value per share of Stock shall be the last sale price regular way on the date of reference, or, in case no sales take place on such date, the average of the closing high bid and low asked prices regular way, in either case on the principal national securities exchange on which the Stock is listed or admitted to trading, or if the Stock is not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation system ("NASDAQ") on such date, or the average of the closing high bid and low asked prices of the Stock in the over-the-counter market reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such,-date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. For purposes of this Section 5(c), the market value of an option granted under the Plan shall be the market value of the underlying Stock, determined as aforesaid, less the exercise price of the option. If the Optionee so requests, shares of Stock purchased upon exercise of an option may be issued in the name of the Optionee or another person. An Optionee shall have none of the rights of a stockholder until the shares of Stock are issued to him.

                  (d) EFFECT OF TERMINATION OF EMPLOYMENT.

                      (i) An option may not be exercised after the Optionee has ceased to be in the employ of the Company or any Subsidiary for any reason other than the Optionee's death, Disability or Involuntary Termination Without Cause. Any cessation of employment, for purposes of incentive stock options only, shall include any leave of absence in excess of 90 days unless the Optionee's reemployment rights are guaranteed by law or by contract. "Cause" shall mean any act, action or series of acts or actions or any omission, omissions, or series of omissions which result in, or which have the effect of resulting in, (i) the commission of a crime by the Optionee involving moral turpitude, which crime has a material adverse impact on the Company, (ii) gross negligence or willful misconduct which is continuous and results in material damage to the Company, or
(iii) the continuous, willful failure of the person in question to follow the reasonable directives of the Board of Directors. "Disability' shall mean the inability or failure of a person to perform those duties for the Company traditionally assigned to and performed by such person because of the person's then-existing physical or mental condition, impairment or incapacity. The f@ct of disability shall be deter-mined by the Committee, which may consider

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such evidence as it considers desirable under the circumstances, the determination of which shall be final and binding upon parties. "Involuntary Termination Without Cause shall mean either (i) the dismissal of, or the request for the resignation of, a person, by court order, order of any court-appointed liquidator or trustee of the Company, or the order or request of any creditors' committee of the Company constituted under the federal bankruptcy laws, provided that such order or request contains no specific reference to Cause; or (ii) the dismissal of, or the request for the resignation of, a person, by a duly constituted corporate officer of the Company, or by the Board, for any reason other than for Cause.

                      (ii) - During the three months after the date of the Optionee's Involuntary Termination Without Cause, the Optionee shall have the right to exercise the Options granted under the Plan, but only to the extent the Option was exercisable on the date of the cessation of the Optionee's employment.

                      (iii) During the twelve months after Termination of the .e Optionee's employment with the Company as a result of the Optionee's Disability, the Optionee shall have the right to exercise the Options granted under the Plan, but only to the extent the Option was exercisable on the date of the cessation of the Optionee's employment.

                      (iv) In the event of the death of the Optionee while employed or, in the event of the death of the Optionee after cessation of employment described in subparagraph (ii) or (iii), above, but within the three-month or twelve-month period described in subparagraph (ii) or (iii), above, upon the expiration of twelve months following the Optionee's death. During such extended period, the Option may be exercised by the person or persons to whom the deceased Optionee's rights under the Option Agreement shall pass by will or by the laws of descent or distribution, but only to the extent the Option was exercisable on the date of the cessation of the Optionee's employment. but only as to any shares exercisable on the date of the Optionee's employment so terminates. The provisions of the foregoing sentence shall apply to any outstanding options which are incentive stock options to the extent permitted by Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in the preceding sentence, be treated for all purposes of the Plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence.

         In no event shall any option be exercisable beyond the applicable exercise period provided in Section 5(b) of the Plan. Nothing in the Plan or in any option granted pursuant to the Plan (in the absence of an express provision to the contrary) shall confer on any individual any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company to terminate his employment at any time.

                  (e) NONTRANSFERABILITY OF OPTIONS. During the lifetime of an Optionee, options held by such Optionee shall be exercisable only by him. No option shall be transferable other than by will or the laws of descent and distribution.

                  (f) ADJUSTMENTS FOR CHANGE IN STOCK SUBJECT TO PLAN. In the event of a

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reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of the Company, (i) except as provided in clause
(ii) below, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of shares covered by outstanding options, or in the option price per share, or both, and (ii) the Board of Directors of the Company shall make such adjustments, if any, as it deems appropriate in the number and kind of shares covered by outstanding options, or in the option price per share, or both, with respect to options held by directors of the Company.

                  (g) ACCELERATION OF EXERCISABILITY OF OPTIONS UPON OCCURRENCE OF CERTAIN EVENTS In connection with any merger or consolidation in which the Company is not the surviving corporation and which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then-outstanding voting securities of the Company, all outstanding options under the Plan shall become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. The provisions of the foregoing sentence shall apply to any outstanding options which are incentive stock options to the extent permitted by Section 422(d) of the Code and such outstanding options in excess thereof awl, immediately upon the occurrence of the event described in clause (i) or (ii) of the foregoing sentence, be treated for all purposes of the plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence. Notwithstanding the foregoing, in no event shall any option be exercisable after the date of termination of the exercise period of such option specified in Sections 5(b) and 5(d).

                  (h) REGISTRATION, LISTING AND QUALIFICATION OF SHARES OF STOCK. Each option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of shares of Stock covered thereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of shares of Stock thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company may require that any person exercising an option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

                  (i) OTHER TERMS AND CONDITIONS. The Committee may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of options, as it deems advisable.


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                  (j) RELOAD OPTIONS. If upon the exercise of an option granted under the Plan (the "Original Option') the Optionee pays the purchase price for the Original Option pursuant to Section 5(c) in whole or in part in shares of Stock owned by the Optionee for at least six months, the Company shall grant to the Optionee on the date of such exercise an additional option under the Plan (the 'Reload Option') to purchase that number of shares of Stock equal to the number of shares of Stock so held for at least six months transferred to the Company in payment of the purchase price in the exercise of the Original Option. The price at which each share of Stock covered by the Reload Option may be purchased shall be the market value per share of Stock (as specified in Section 5(c)) on the date of exercise of the Original Option. The Reload Option shall not be exercisable until one year after the date the Reload Option is granted or after the expiration date of the Original Option. Upon the payment of the purchase price for a Reload Option granted hereunder in whole or in part in shares of Stock held for more than six months pursuant to Section 5(c), the Optionee is entitled to receive a further Reload Option in accordance with this
Section 50). Shares of Stock covered by a Reload Option shall not reduce the number of shares of Stock available under the Plan pursuant to-Section 3.

         6. ADDITIONAL PROVISIONS APPLICABLE TO INCENTIVE STOCK OPTIONS. The Committee may, in its discretion, grant options under the Plan to eligible employees which constitute "incentive stock options" within the meaning of
Section 422 of the Code, provided, however, that (a) the aggregate market value of the Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year shall not exceed the limitation set forth in Section 422(d) of the Code and (b) Section 5(d)(ii) hereof shall not apply to any incentive stock option.

         7. AMENDMENT AND TERMINATION. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no option shall be granted hereunder after, December 21, 2004; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan. 'Me Board of Directors may at any time amend the Plan or the term of any option outstanding under the Plan; provided, however, that, except as contemplated in Section 5(f), the Board of Directors shall not, without approval by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders at which a proposal to amend the Plan is voted upon, (i) increase the maximum number of shares of Stock for which options may be granted under the Plan, (ii) change the minimum option price, (iii) extend the period during which options may be granted or exercised or, (iv) except as otherwise provided in the Plan, amend the requirements as to the class of employees eligible to receive options. No termination or amendment of the Plan or any option outstanding under the Plan may, without the consent of an Optionee, adversely affect the rights of such Optionee under any option held by such Optionee.

         8. EFFECTIVENESS OF PLAN. The Plan will not be made effective unless approved before December 21, 1995 by a majority of the votes cast thereon by the stockholders of the Company at a meeting of stockholders duly called and held for such purpose or by unanimous written consent of such stockholders, and no option granted hereunder shall be exercisable prior to such approval.


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         9. WITHHOLDING. It shall be a condition to the obligation of the
Company to issue shares of Stock upon exercise of an option that the Optionee (or any beneficiary or person entitled to act under Section 5(d) hereof pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any other taxes. If the amount requested is not paid, the Company may refuse to issue such shares of Stock.

         10. OTHER ACTIONS. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.